Exhibit (n) under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                               MTB GROUP OF FUNDS
                              MULTIPLE CLASS PLAN


       This Multiple Class Plan ("Plan") is adopted by the MTB Group of Funds (the "Trust"), a Delaware statutory trust, with respect to the classes of shares ("Classes") of its various portfolios (the "Funds") set forth in exhibits hereto (the "Class Exhibits"). The adoption of this Plan is indicated by the execution of one or more of the Class Exhibits.

1.     PURPOSE

       This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Trust of more than one class of shares of any or all of the Funds in reliance on the Rule.

2.     SEPARATE ARRANGEMENTS / CLASS DIFFERENCES

       The arrangements for shareholders services or the distribution of securities, or both, for each Class shall be as set forth in the applicable Class Exhibit hereto.

3.     EXPENSE ALLOCATIONS

       Each Class shall be allocated those expenses actually incurred in a different amount by that Class and which are described in the applicable Class Exhibit hereto ("Class Expenses"). Class Expenses may include distribution expenses; shareholder services expenses; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; blue sky registration fees; SEC registration fees; the expense of administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one Class; or Trustees' fees incurred as a result of issues relating to one Class of shares.

4.     CONVERSION FEATURES

       The conversion features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.     EXCHANGE FEATURES

       The exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

6.     EFFECTIVENESS

       This Plan and any amendments thereto shall become effective with respect to each Class upon execution of an exhibit adopting this Plan with respect to such Class.

7.     AMENDMENT

       Any material amendment of this Plan or any Class Exhibit hereto by the Trust is subject to the approval of a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not interested persons of the Trust, pursuant to the Rule.

8.     LIMITATIONS OF LIABILITY OF TRUSTEES AND SHAREHOLDERS OF THE TRUST.

       The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Charter Documents.

                         AMENDED AND RESTATED EXHIBIT A
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                                 CLASS A SHARES

                             MTB Money Market Fund
                    MTB New York Tax-Free Money Market Fund
                         MTB Treasury Money Market Fund



       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.     SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

       CHANNEL/TARGET CUSTOMERS
       Class A Shares are designed for sale to retail customers.

       SALES LOAD
       None

       RULE 12B-1 PLAN AND SERVICES
       None.

       SHAREHOLDER SERVICES PLAN AND SERVICES
       The Class A Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

       MINIMUM INVESTMENTS
       The minimum initial investment in Class A Shares is $500. Subsequent investments must be in amounts of at least $25.

       VOTING RIGHTS
       Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.     EXPENSE ALLOCATION

       DISTRIBUTION FEES
       No Distribution Fees are allocated to Class A Shares.

       SHAREHOLDER SERVICE FEES
       Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.     CONVERSION FEATURES
       Class A Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES
       Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

                                               MTB GROUP OF FUNDS

                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT B
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                                 CLASS A SHARES

                  MTB Pennsylvania Tax-Free Money Market Fund
                         MTB Tax-Free Money Market Fund
                     MTB U.S. Government Money Market Fund



       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.      SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

       CHANNEL/TARGET CUSTOMERS
       Class A Shares are designed for sale to retail customers.

       SALES LOAD
       None

       RULE 12B-1 PLAN AND SERVICES
       The Class A Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25% of 1% of daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

       SHAREHOLDER SERVICES PLAN AND SERVICES
       The Class A Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

       MINIMUM INVESTMENTS
       The minimum initial investment in Class A Shares is $500. Subsequent investments must be in amounts of at least $25.

       VOTING RIGHTS
       Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   EXPENSE ALLOCATION

       DISTRIBUTION FEES
       Distribution Fees are allocated equally among Class A Shares of each Fund.

       SHAREHOLDER SERVICE FEES
       Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.     CONVERSION FEATURES
       Class A Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES
       Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

                                               MTB GROUP OF FUNDS


                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date: September 13, 2006

                         AMENDED AND RESTATED EXHIBIT C
                                     to the
                              Multiple Class Plan
                               MTB GROUP OF FUNDS
                                 CLASS A SHARES

--------------------------------------------------------------------------
|                      FUND                       |EFFECTIVE DATE OF PLAN|
--------------------------------------------------------------------------
|            MTB Large Cap Value Fund             |   November 1, 2000   |
--------------------------------------------------------------------------
|            MTB Large Cap Growth Fund            |   November 1, 2000   |
--------------------------------------------------------------------------
|             MTB Mid Cap Stock Fund              |   November 1, 2000   |
--------------------------------------------------------------------------
|            MTB Small Cap Stock Fund             |   November 1, 2000   |
--------------------------------------------------------------------------
|          MTB International Equity Fund          |   November 1, 2000   |
--------------------------------------------------------------------------
| MTB Managed Allocation Fund - Aggressive Growth |    March 1, 2000     |
--------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth|    March 1, 2000     |
--------------------------------------------------------------------------
|  MTB Managed Allocation Fund - Moderate Growth  |    March 1, 2000     |
--------------------------------------------------------------------------
|                MTB Balanced Fund                |    March 24, 2003    |
--------------------------------------------------------------------------
|             MTB Equity Income Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|              MTB Equity Index Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|                 MTB Income Fund                 |    March 24, 2003    |
--------------------------------------------------------------------------
|         MTB Intermediate Term Bond Fund         |    March 24, 2003    |
--------------------------------------------------------------------------
|          MTB International Equity Fund          |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Large Cap Value Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Large Cap Growth Fund            |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Large Cap Stock Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
| MTB Managed Allocation Fund - Aggressive Growth |    March 24, 2003    |
--------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth|    March 24, 2003    |
--------------------------------------------------------------------------
|  MTB Managed Allocation Fund - Moderate Growth  |    March 24, 2003    |
--------------------------------------------------------------------------
|        MTB Maryland Municipal Bond Fund         |    March 24, 2003    |
--------------------------------------------------------------------------
|             MTB Mid Cap Stock Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|             MTB Mid Cap Growth Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Multi Cap Growth Fund            |    March 24, 2003    |
--------------------------------------------------------------------------
|        MTB New York Municipal Bond Fund         |    March 24, 2003    |
--------------------------------------------------------------------------
|      MTB Pennsylvania Municipal Bond Fund       |    March 24, 2003    |
--------------------------------------------------------------------------
|     MTB Short Duration Government Bond Fund     |    March 24, 2003    |
--------------------------------------------------------------------------
|       MTB Short Term Corporate Bond Fund        |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Small Cap Stock Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Small Cap Growth Fund            |    March 24, 2003    |
--------------------------------------------------------------------------
|          MTB U.S. Government Bond Fund          |    March 24, 2003    |
--------------------------------------------------------------------------
|        MTB Virginia Municipal Bond Fund         |   January 11, 2006   |
--------------------------------------------------------------------------

       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.     SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

       CHANNEL/TARGET CUSTOMERS
       Class A Shares are designed for sale to retail customers.

       SALES LOAD
       Class A Shares are sold with a front-end sales load as described in the prospectus. In addition, with the exception of MTB Equity Index Fund, MTB Equity Income Fund, MTB Large Cap Value Fund and MTB Small Cap Fund, Class A Shares of such Funds purchased in amounts of $1 million or more which are redeemed at any time within the 18-month period beginning on the first day of the calendar month following the month in which such Shares were purchased, will be subject to a 1.00% contingent deferred sales charge.

       RULE 12B-1 PLAN AND SERVICES
       The Class A Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25 of 1% of the average daily net assets of each Fund's Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

       SHAREHOLDER SERVICES FEES
       The Class A Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of each Fund's Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

       MINIMUM INVESTMENTS
       The minimum initial investment in Class A Shares is $500. Subsequent investments must be in amounts of at least $25.

       VOTING RIGHTS
       Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.     EXPENSE ALLOCATION

       DISTRIBUTION FEES
       Distribution Fees are allocated equally among Class A Shares of each Fund.

       SHAREHOLDER SERVICE FEES
       Shareholder Service Fees are allocated equally among Class A Shares of each Fund.

3.     CONVERSION FEATURES

       Class A Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES

       Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

                                               MTB GROUP OF FUNDS


                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT D
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                                 CLASS S SHARES

                             MTB Money Market Fund
                         MTB Treasury Money Market Fund



       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class S Shares of the Funds.

1.     SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Class S Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

       CHANNEL/TARGET CUSTOMERS
       Class S Shares are designed for sale to customers who purchase shares through cash management services, such as a sweep account, or through a bank or other financial service providers.

       SALES LOAD
       None

       RULE 12B-1 PLAN AND SERVICES
       The Class S Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25 of 1% of the average daily net asset value of the Class S Shares. All or any portion of this fee may be waived by the Distributor from time to time.

       SHAREHOLDER SERVICES PLAN AND SERVICES
       The Class S Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class S Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

       MINIMUM INVESTMENTS
       None

       VOTING RIGHTS
       Each Class S Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.     EXPENSE ALLOCATION

       DISTRIBUTION FEES
       Distribution Fees are allocated equally among the Class S Shares of each Fund.

       SHAREHOLDER SERVICE FEES
       Shareholder Services Fees are allocated equally among Class S Shares of each Fund.

3.     CONVERSION FEATURES
       Class S Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES
       Class S Shares of any Fund may be exchanged for Class S Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

                                               MTB GROUP OF FUNDS

                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT E
                                     to the
                              Multiple Class Plan
                               MTB GROUP OF FUNDS
                                 CLASS B SHARES

--------------------------------------------------------------------------
|                      FUND                       |EFFECTIVE DATE OF PLAN|
--------------------------------------------------------------------------
|             MTB Mid Cap Stock Fund              |   November 1, 2000   |
--------------------------------------------------------------------------
|            MTB Large Cap Growth Fund            |   November 1, 2000   |
--------------------------------------------------------------------------
|            MTB Large Cap Value Fund             |   November 1, 2000   |
--------------------------------------------------------------------------
|            MTB Small Cap Stock Fund             |   November 1, 2000   |
--------------------------------------------------------------------------
|          MTB International Equity Fund          |   November 1, 2000   |
--------------------------------------------------------------------------
| MTB Managed Allocation Fund - Aggressive Growth |    March 1, 2000     |
--------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth|    March 1, 2000     |
--------------------------------------------------------------------------
|  MTB Managed Allocation Fund - Moderate Growth  |    March 1, 2000     |
--------------------------------------------------------------------------
|                MTB Balanced Fund                |    March 24, 2003    |
--------------------------------------------------------------------------
|             MTB Equity Income Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|              MTB Equity Index Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|                 MTB Income Fund                 |    March 24, 2003    |
--------------------------------------------------------------------------
|         MTB Intermediate Term Bond Fund         |    March 24, 2003    |
--------------------------------------------------------------------------
|          MTB International Equity Fund          |    March 24, 2003    |
--------------------------------------------------------------------------
|             MTB Mid Cap Stock Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Large Cap Growth Fund            |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Large Cap Stock Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Large Cap Value Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
| MTB Managed Allocation Fund - Aggressive Growth |    March 24, 2003    |
--------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth|    March 24, 2003    |
--------------------------------------------------------------------------
|  MTB Managed Allocation Fund - Moderate Growth  |    March 24, 2003    |
--------------------------------------------------------------------------
|        MTB Maryland Municipal Bond Fund         |    March 24, 2003    |
--------------------------------------------------------------------------
|             MTB Mid Cap Growth Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
|              MTB Money Market Fund              |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Multi Cap Growth Fund            |    March 24, 2003    |
--------------------------------------------------------------------------
|        MTB New York Municipal Bond Fund         |    March 24, 2003    |
--------------------------------------------------------------------------
|      MTB Pennsylvania Municipal Bond Fund       |    March 24, 2003    |
--------------------------------------------------------------------------
|     MTB Short Duration Government Bond Fund     |    March 24, 2003    |
--------------------------------------------------------------------------
|       MTB Short Term Corporate Bond Fund        |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Small Cap Growth Fund            |    March 24, 2003    |
--------------------------------------------------------------------------
|            MTB Small Cap Stock Fund             |    March 24, 2003    |
--------------------------------------------------------------------------
|          MTB U.S. Government Bond Fund          |    March 24, 2003    |
--------------------------------------------------------------------------



       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class B Shares of the Funds.

1.  SEPARATE ARRANGEMENTS

     DISTRIBUTION ARRANGEMENTS
     Class B Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge. Class B Shares of MTB Money Market Fund are not offered directly as initial investments, but only in connection with exchanges from other Class B Shares of the Funds.

     CHANNEL/TARGET CUSTOMERS
     Class B Shares are designed for sale primarily to retail customers.

     SALES LOAD
     Class B Shares of the Funds are sold without a maximum front-end sales load.

     CONTINGENT DEFERRED SALES CHARGE
     Class B Shares are subject to a CDSC as described in the Fund's prospectus (maximum of 5.00% in the first year).

     RULE 12B-1 PLAN AND SERVICES
     The Class B Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.75 of 1% of the average daily net assets of each Fund's Class B Shares. All or any portion of this fee may be waived by the Distributor from time to time.

     SHAREHOLDER SERVICES PLAN AND SERVICES
     The Class B Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of each Fund's Class B Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     MINIMUM INVESTMENTS
     The minimum initial investment in Class B Shares is $500. Subsequent investments must be in amounts of at least $25.

     VOTING RIGHTS
     Each Class B Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   EXPENSE ALLOCATION

     DISTRIBUTION FEES
     Distribution Fees are allocated equally among Class B Shares of each Fund.

     SHAREHOLDER SERVICE FEES
     Shareholder Service Fees are allocated equally among Class B Shares of each Fund.

3.   CONVERSION FEATURES

     Class B Shares convert to Class A Shares eight years after purchase.

4.   EXCHANGE FEATURES

     Class B Shares of any portfolio may be exchanged for Class B Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

     IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

                                               MTB GROUP OF FUNDS


                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT F
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                                 CLASS C SHARES

                           MTB Small Cap Growth Fund


       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolio of the Trust ("Fund") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class C Shares of the Funds.

1.     SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Class C Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

       CHANNEL/TARGET CUSTOMERS
       Class C Shares are designed for sale to retail customers.

       SALES LOAD
       None

       CONTINGENT DEFERRED SALES CHARGE
       Class C Shares are subject to a contingent deferred sales charge as described in the Fund's prospectus (1% on Shares held up to 1 year).

       RULE 12B-1 PLAN AND SERVICES
       The Class C Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.75% of 1% of the average daily net assets of the Fund's Class C Shares. All or any portion of this may be waived by the Distributor from time to time.

       SHAREHOLDER SERVICES PLAN AND SERVICES
       The Class C Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class C Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

       MINIMUM INVESTMENTS
       The minimum initial investment in Class C Shares is $500. Subsequent investments must be in amounts of at least $25.

       VOTING RIGHTS
       Each Class C Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.     EXPENSE ALLOCATION

       DISTRIBUTION FEES
       Distribution Fees are allocated equally among Class C Shares of the Fund.

       SHAREHOLDER SERVICE FEES
       Shareholder Service Fees are allocated equally among the Class C Shares of the Fund.

3.     CONVERSION FEATURES
       Class C Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES
       Class C Shares of any portfolio may only be exchanged for Class C Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolio of the Trust by their duly-authorized officer as of the date set forth below.


                                               MTB GROUP OF FUNDS


                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT G
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                             INSTITUTIONAL I SHARES

                               MTB Balanced Fund
                             MTB Equity Income Fund
                             MTB Equity Index Fund
                                MTB Income Fund
                        MTB Intermediate Term Bond Fund
                         MTB International Equity Fund
                           MTB Large Cap Growth Fund
                            MTB Large Cap Stock Fund
                            MTB Large Cap Value Fund
                        MTB Maryland Municipal Bond Fund
                            MTB Mid Cap Growth Fund
                             MTB Mid Cap Stock Fund
                             MTB Money Market Fund
                           MTB Multi Cap Growth Fund
                        MTB New York Municipal Bond Fund
                    MTB New York Tax Free Money Market Fund
                      MTB Pennsylvania Municipal Bond Fund
                  MTB Pennsylvania Tax Free Money Market Fund
                    MTB Short Duration Government Bond Fund
                       MTB Short Term Corporate Bond Fund
                           MTB Small Cap Growth Fund
                            MTB Small Cap Stock Fund
                         MTB Tax Free Money Market Fund
                         MTB U.S. Government Bond Fund
                     MTB U.S. Government Money Market Fund
                      MTB U.S. Treasury Money Market Fund


       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional I Shares of the Funds.

1.     SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Institutional I Shares are marketed to financial institutions directly or through a financial intermediary.

       CHANNEL/TARGET CUSTOMERS
       Institutional I Shares are designed for sale to financial institutions investing for their own account (including as a fiduciary) or their individual customers' accounts.

       SALES LOAD
       None

       RULE 12B-1 PLAN AND SERVICES
       None.

       SHAREHOLDER SERVICES PLAN AND SERVICES
       The Institutional I Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Institutional I Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

       MINIMUM INVESTMENTS
       The minimum initial investment in Institutional I Shares is $100,000.

       VOTING RIGHTS
       Each Institutional I Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.     EXPENSE ALLOCATION

       DISTRIBUTION FEES
       No Distribution Fees are allocated to Institutional I Shares.

       SHAREHOLDER SERVICE FEES
       Shareholder Service Fees are allocated equally among the Institutional I Shares of each Fund.

3.     CONVERSION FEATURES
       Institutional I Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES
       Institutional I Shares of any portfolio may be exchanged for Institutional I Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.


       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.


                                               MTB GROUP OF FUNDS


                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT H
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                            INSTITUTIONAL II SHARES

                             MTB Money Market Fund
                  MTB Pennsylvania Tax Free Money Market Fund
                         MTB Tax Free Money Market Fund
                     MTB U.S. Government Money Market Fund
                      MTB U.S. Treasury Money Market Fund

       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional II Shares of the Funds.

1.     SEPARATE ARRANGEMENTS

       DISTRIBUTION ARRANGEMENTS
       Institutional II Shares are marketed to financial institutions directly or through a financial intermediary.

       CHANNEL/TARGET CUSTOMERS
       Institutional II Shares are designed for sale to financial institutions investing for their own account (including as a fiduciary) or their individual customers' accounts.

       SALES LOAD
       None.

       RULE 12B-1 PLAN AND SERVICES
       The Institutional II Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a distribution service fee of 0.25 of 1% of the average daily net assets of the Institutional II Shares. All or any portion of this fee may be waived by the Distributor from time to time.

       SHAREHOLDER SERVICES PLAN AND SERVICES
       None

       MINIMUM INVESTMENTS
       The minimum initial investment in Institutional II Shares is $100,000.

       VOTING RIGHTS
       Each Institutional II Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.     EXPENSE ALLOCATION

       DISTRIBUTION FEES
       Distribution Fees are allocated equally among Institutional II Shares of each Fund.

       SHAREHOLDER SERVICE FEES
       No Shareholder Service Fees are allocated to Institutional II Shares.

3.     CONVERSION FEATURES

       Institutional II Shares are not convertible into shares of any other class.

4.     EXCHANGE FEATURES

       Institutional II Shares of any portfolio may be exchanged for Institutional II Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.


                                               MTB GROUP OF FUNDS

                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                   AMENDMENT AND RESTATEMENT #3 TO EXHIBIT I
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                                CORPORATE SHARES
                        (formerly, Institutional Shares)

                          MTB Prime Money Market Fund



       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolio of the Trust ("Fund") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Corporate Shares of the Fund.

1.  SEPARATE ARRANGEMENTS

     DISTRIBUTION ARRANGEMENTS
     Corporate Shares are sold only to corporate customers of M&T Corporate Trust, M&T Institutional Custody and M&T Securities, directed trustees of defined benefit plans and commercial deposit account sweeps.

     CHANNEL/TARGET CUSTOMERS
     Corporate Shares are sold only to the classes of purchaser described under "Distribution Agreements" above.

     SALES LOAD
     None

     RULE 12B-1 PLAN AND SERVICES
     The Corporate Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25 of 1% of average daily net assets of the Fund's Corporate Shares. All or any portion of this fee may be waived by the Distributor or financial intermediary from time to time.

     SHAREHOLDER SERVICES PLAN AND SERVICES
     The Corporate Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Fund's Corporate Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     MINIMUM INVESTMENTS
     The minimum initial investment in Corporate Shares is $1,000,000.

     VOTING RIGHTS
     Each Corporate Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   EXPENSE ALLOCATION

     FEES FOR DISTRIBUTION AND/OR RECORDKEEPING AND ADMINISTRATIVE SERVICES Distribution Fees are allocated equally among Corporate Shares of the Fund.

     SHAREHOLDER SERVICE FEES
     Shareholder Service Fees are allocated equally among Corporate Shares of the Fund.

3.   CONVERSION FEATURES
     Institutional Shares are not convertible into shares of any other class.

4.   EXCHANGE FEATURES
     Corporate Shares of any portfolio may be exchanged for Corporate Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

     IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolio of the Trust by their duly-authorized officer as of the date set forth below.


                                               MTB GROUP OF FUNDS

                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006

                         AMENDED AND RESTATED EXHIBIT J
                                     to the
                              Multiple Class Plan

                               MTB GROUP OF FUNDS
                                CLASS A2 SHARES
                        (formerly Institutional Shares)

                             MTB Money Market Fund



       This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A2 Shares (formerly Institutional Shares) of the Fund.

1.  SEPARATE ARRANGEMENTS

     DISTRIBUTION ARRANGEMENTS
     Class A2 Shares are designed for institutions and individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

     CHANNEL/TARGET CUSTOMERS
     Class A2 Shares are designed for sale to retail customers of financial institutions who seek to be compensated for providing distribution-related services.

     SALES LOAD
     None

     RULE 12B-1 PLAN AND SERVICES
     The Class A2 Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25 of 1% of average daily net assets of the Class A2 Shares of MTB Money Market Fund. All or any portion of this fee may be waived by the Distributor from time to time.

     SHAREHOLDER SERVICES FEES
     The Class A2 Shares may bear for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the MTB Money Market Fund's Class A2 Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

     MINIMUM INVESTMENTS
     The minimum initial investment in Class A2 Shares is $500. Subsequent investments must be in amounts of at least $25.

     VOTING RIGHTS
     Each Class A2 Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.   EXPENSE ALLOCATION

     FEES FOR DISTRIBUTION AND/OR RECORDKEEPING AND ADMINISTRATIVE SERVICES Distribution Fees are allocated equally among Class A2 Shares of the Fund.

     SHAREHOLDER SERVICE FEES
     Shareholder Service Fees are allocated equally among Class A2 Shares of the Fund.

3.   CONVERSION FEATURES
     Class A2 Shares are not convertible into shares of any other class.

4.   EXCHANGE FEATURES
     Class A2 Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

       IN WITNESS WHEREOF, this Amended and Restated Class Exhibit has been executed on behalf of the above-listed portfolio of the Trust by their duly-authorized officer as of the date set forth below.


                                               MTB GROUP OF FUNDS

                                               By:  /s/ Judith J. Mackin
                                               Name:  Judith J. Mackin
                                               Title:  Vice President
                                               Date:  September 13, 2006